Taxation	6 Months Ended
Jun. 30, 2019
Income Tax Disclosure [Abstract]
Taxation
Taxation
Income tax benefit for the three months ended June 30, 2019 was $30 million (three months ended June 30, 2018: expense of $4 million). Income tax benefit for the six months ended June 30, 2019 was $12 million (six months ended June 30, 2018: expense of $36 million).

The income tax benefit was primarily due to the release of uncertain tax positions relating to changes in US tax legislation that was recognized in a prior period, and a reduction of the deferred tax liability on unremitted earnings of subsidiaries.

Seadrill Limited is incorporated in Bermuda, where a tax exemption has been granted until 2035. Other jurisdictions in which Seadrill's subsidiaries operate are taxable based on rig operations. A loss in one jurisdiction may not be offset against taxable income in other jurisdictions. Thus, we may pay tax within some jurisdictions even though we might have losses in others.

Tax authorities in certain jurisdictions examine our tax returns and some have issued assessments. We are defending our tax positions in those jurisdictions.

The Brazilian tax authorities have issued a series of assessments with respect to our returns for certain years up to 2012 for an aggregate amount equivalent to $161 million including interest and penalties. The relevant group companies are robustly contesting these assessments, including filing relevant appeals, an adverse outcome on these proposed assessments could result in a material adverse impact on our Consolidated Balance Sheet, Statement of Operations or Statement of Cash Flow. On May 6, 2019, we received notice that we would need to post $82 million of collateral with a financial institution in order to continue with our appeal against certain years. This amount was transferred to BTG Bank and is currently being held in restricted cash. See Note 8 – Restricted cash .

The Nigerian tax authorities have issued a series of claims and assessments both directly and lodged through the Chapter 11 process with respect to returns for subsidiaries for certain years up to 2016 for an aggregate amount equivalent to $171 million. The relevant group companies are robustly contesting these assessments including filing relevant appeals in Nigeria and it is also intended that one or more formal objections against these claims for distribution purposes may be filed in the US court. An adverse outcome on these proposed assessments could result in a material adverse impact on our Consolidated Balance Sheet, Statement of Operations or Statement of Cash Flow.